Jody M. Walker
Attorney At Law
7841 South Garfield Way
                           Centennial, CO 80122
Telephone:  303-850-7637                       Facsimile:  303-220-9902


July 13, 2006

Ronald E. Alper
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561

RE:     American Antiquities, Inc.
        Amendment No. 4 to
        Registration Statement on Form SB-2
        File No. 333-130446

Dear Mr. Alper:

Pursuant to your comment letter dated July 7, 2006, please note the following responses.

Cover Page of Prospectus
1. We reissue in part our prior comment 2 from our letter dated May 17, 2006. Please clearly indicate that the offering expenses will be paid from the proceeds raised in this offer.

The disclosure has been revised as follows:

The expenses for this offering are estimated at $43,200 for the minimum offering amount and $52,700 for the maximum offering amount. The offering expenses will be paid from the proceeds in this offering. If less than the maximum offering amount is obtained, officers and directors have verbally agreed to advance any funds necessary to pay offering expenses not covered by the proceeds received at each level of funding.


Use of Proceeds
2. In footnote one to the table, please disclose how the offering expenses would be reduced for each level of funding.

The disclosure has been revised for clarity and to show the full amount of expenses being paid at each level.

Total Proceeds               $  500,000     $  250,000      $  125,000     $  62,250
Offering Expenses(1)             52,700         52,700          52,700        52,700
                             ----------     ----------      ----------     ---------
Net Proceeds                 $  447,300     $  197,300      $   72,300     $   9,550

Officers? Salaries           $   36,000     $   36,000      $   36,000     $       0
Rent                              1,200          1,200           1,200         1,200
General Office Expense            5,000          4,000           3,000         1,500
Telephone expense                   250            200             150           100
Computers and office equipment    4,000          3,000               0             0
Travel and lodging               15,000         10,000           5,000         1,000
Miscellaneous                     4,850          3,900           2,200             0
Establishment of procedures to
  audit sales                     1,000          1,000           1,000         1,000
Website development                 500            500             500           500
Marketing                         9,500          9,500           9,500           500
Purchase of sale
  and/or auction items          370,000        128,000          13,750         3,700
                             ----------     ----------      ----------     ---------
Net Proceeds Expended        $  447,300     $  197,300      $   78,550     $   6,800

Executive Compensation
3. We note your response to our prior comment 6 and reissue in part our prior comment. In the prospectus, please include the disclosure that you provided in your response. Please disclose whether all payments and expenses due to the officers of the company will be paid from the proceeds of the offering. Please update the use of proceeds section accordingly.

The disclosure has been revised for accuracy.

Payments and expenses including owed rent or advancements due to the officers of the company will be made from future revenues and will not be paid from the proceeds of the offering.

Other Regulatory
4. Your attention is directed to Item 310(g) of Regulation S-B and the need for updated financial statements. Also, please provide a currently dated consent with any amendment to the registration statement.

Unaudited financial statements for the six months ended April 30, 2006 have been provided along with a currently dated auditor consent.

Very truly yours,

/s/Jody M. Walker
------------------
Jody M. Walker